Madison ETFs Trust
Supplement dated April 30, 2024

This Supplement amends the Statutory Prospectus and the Statement of Additional Information (“SAI”) for
the Madison ETFs Trust (the "Trust”) dated August 8, 2023, as amended, and the Summary Prospectuses for all Funds

Fund Investment Subadvisor
Effective as of November 1, 2023, the Fund’s investment subadvisor, Toroso Investments, LLC (“Toroso”) is now known as Tidal Investments LLC. All references to Toroso as subadvisor are deleted and replaced in their entirety as follows:

Fund Summaries – Principal Investment Strategies
Tidal Investments LLC (“Tidal” or the “Subadvisor”) is responsible for implementing the Fund’s investment program by, among other things, trading portfolio securities and performing related services, and providing tax optimization services. Under normal circumstances, the Fund’s total net assets will be allocated among underlying funds, including exchange traded funds (“ETFs”), with exposure to various asset classes, including bonds, common stocks, real estate securities, foreign market bonds and stocks and money market instruments.
Fund Summaries – Management
Investment Subadvisor
Tidal Investments LLC

Prospectus – Management of the Funds
Investment Subadvisory Agreement on page 24 is replaced with:
Tidal Investments LLC (“Tidal” or the “Subadvisor”), located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, is a SEC registered investment advisor and a Delaware limited liability company. Tidal was founded in March 2012, and is dedicated to understanding, researching and managing assets within the expanding ETF universe. As of November 30, 2022, Tidal had assets under management of approximately $4.4 billion and non-discretionary assets under advisement of $1.0 billion, for a total advisory assets of $5.4 billion, and served as the investment advisor or subadvisor for 97 registered funds. Tidal serves as investment subadvisor to the Funds and has responsibility for implementing the Fund’s investment program by, among other things, trading portfolio securities and performing related services, and providing tax optimization services.
Pursuant to an investment subadvisory agreement between Madison, Tidal and the Trust, on behalf of the Funds, Madison has agreed to pay an annual sub-advisory fee to Tidal. Madison is responsible for paying the entirety of Madison’s subadvisory fee. The Funds do not directly pay Tidal.
Statement of Additional Information – Portfolio Management
Subadvisor - on page 23, the first paragraph in this section is replaced with:
Madison has retained Tidal Investments LLC (“Tidal” or the “Subadvisor”) as the investment subadvisor to the funds, pursuant to an investment subadvisory agreement (the “Subadvisory Agreement) between Madison and Tidal, on behalf of the funds. Pursuant to the Subadvisory Agreement, Tidal manages the investment of the funds’ assets in accordance with the funds’ investment objectives, policies and restrictions as provided in the prospectus and this SAI. As compensation for the subadvisory services rendered under the Subadvisory Agreement, Madison has agreed to pay Tidal an annual subadvisory fee that is based upon the funds’ average daily net assets. Madison is responsible for paying the entire amount of Tidal’s subadvisory fee; the funds do not directly pay Tidal. Tidal’s fee is computed daily and paid monthly, at an annualized percentage rate of the average daily value of the aggregate net assets of the funds as follows: 0.04% on the first $250 million of aggregate fund assets and 0.03% on aggregate fund assets above $250 million.
Notes to Financial Statement
Note 3 – Agreements - on page 44, the second paragraph in this section is replaced with:
Tidal Investments LLC serves as investment sub-adviser to the Fund and is compensated by the Investment Adviser for such services.

Please keep this Supplement with your records for future reference.

ETF STATSUP 0424

Madison ETFs Trust
(the “Trust”)

Madison Mosaic Income Opportunities ETF
Madison Short-Term Strategic Income ETF
Madison Aggregate Bond ETF
Madison Covered Call ETF
Madison Dividend Value ETF (each a “Fund” and together the “Funds”)

Supplement to each Fund’s Summary Prospectus and the Funds Statutory Prospectus
Dated August 8, 2023, as supplemented to date.

August 28, 2023

The following disclosure supplements the “Management” section of each Fund’s Summary Prospectus and the “Management of the Funds” section of the Statutory Prospectus:

On August 14, 2023, Madison Investment Holdings, Inc. (“Madison”), the holding company parent of the Funds’ advisor, Madison Asset Management, LLC (“MAM”), and distributor, MFD Distributor, LLC (“MFD”), approved a letter of intent to enter a share repurchase plan with Madison’s founder and majority shareholder, Mr. Frank Burgess (the “transaction”). Subject to the satisfaction of certain conditions, the transaction is expected to be consummated in December 2023.

Under the Investment Company Act of 1940, as amended, and the terms of the applicable agreements, consummation of the transaction will result in the automatic termination of the Funds’ investment advisory, distribution and subadvisory agreements. Therefore, the Trust’s Board of Trustees has approved new investment advisory, distribution and subadvisory agreements for each Fund. The new investment advisory agreement will be presented for approval to shareholders that held shares as of the applicable record date.

Please keep this Supplement for future reference.

MF-ETF STATSUP2 0823

Summary Prospectus
August 8, 2023
Madison Covered Call ETF
Ticker: CVRD

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information (SAI) and other information about the Fund online at www.madisonfunds.com/ProspectusReports. You can also obtain this information at no cost by calling (800) 767-0300 or by sending an email request to madisonlitrequests@madisonadv.com. The current prospectus and SAI dated August 8, 2023, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Madison Covered Call ETF (the “Fund”) seeks to provide consistent total return and secondarily, to produce a high level of income and gains.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees: None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	None
Total Annual Fund Operating Expenses	0.90%
(1)“Other Expenses” and “Acquired Fund Fees and Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$92	$287
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has no operational history and therefore no historical turnover rate.
Principal Investment Strategies
The Fund will seek to achieve its objectives by (1) investing in common stocks of equity securities that pay dividends and (2) writing (i.e., selling) covered call options on a substantial portion of its portfolio of securities.
Under normal market conditions, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of companies, including other investment companies. The Fund invests, under normal market conditions, in a diversified portfolio of common stocks of large- and mid-capitalization issuers that, in the view of the Fund’s investment advisor, Madison Asset Management LLC (“Madison” or the “Advisor”), sell at a reasonable price in relation to their long-term earnings growth rates, exhibit a high degree of financial strength and are well-positioned competitively. Toroso Investments, LLC (“Toroso” or the “Subadvisor”) is responsible for implementing the Fund’s investment program by, among other things, trading portfolio securities and performing related services, and providing tax optimization services. The Fund will invest in growth stocks, value stocks or stocks that exhibit both style designations.
The Fund will invest at least 65% of its net assets in common stocks of large capitalization issuers that meet the Advisor’s investment criteria, which the Advisor generally considers to be stocks with a market capitalization similar to those companies in the S&P 500 Index®. The Fund may invest the remainder of its common stock investments in companies that meet the Advisor’s selection criteria but whose market capitalization is considered to be “mid-cap,” which the Advisor generally considers to be stocks with a market capitalization similar to those companies in the Russell Midcap® Index.
The Fund will generally maintain a “sector neutral” approach relative to the S&P 500 Index’s Global Industry Classification Standard (GICS) sector weightings. In addition, the Fund may invest up to 15% of its net assets in foreign securities, including American Depository Receipts (ADRs) and emerging market securities. The Fund will generally hold 30-60 individual equity and investment company securities. This reflects Madison’s belief
ETF-CVRD SPRO 0823    Madison Covered Call ETF | 1

that the Fund should be invested in Madison’s top investment ideas, and that focusing on Madison’s highest conviction investment ideas is the best way to achieve the Fund’s investment objective.
In addition to investing in common stock that pay a regular dividend, the Fund will simultaneously write covered call options on a substantial portion of the common stocks in its portfolio.
In general, an option contract is an agreement between a buyer and a seller that gives the purchaser of the option the right (but not the obligation) to purchase or sell the underlying asset at a specified price (the “strike price”) within a specified time period (the “expiration date”). A call option gives the purchaser of the option the right to buy, and obligates the seller (i.e., the Fund) to sell, the underlying security at the exercise price before the expiration date. In exchange for writing a call option on an underlying portfolio security, the Fund receives income, in the form of a premium, from the option buyer. The Fund's covered call options help to partially offset the effect of a price decline of the portfolio securities of the Fund through means of the premiums received by the Fund. At the same time, because the Fund must be prepared to deliver the underlying security in return for the strike price, even if its current value is greater, the Fund gives up some ability to participate in the underlying security price increases. The Fund employs a “covered call” option strategy meaning the option written by the Fund is a call option on a portfolio security that the Fund invests in. The extent of option writing activity will depend upon market conditions and the Advisor's ongoing assessment of the attractiveness of writing call options on the Fund's stock holdings.
In addition to its covered call option strategy, the Fund may invest up to 20% of its net assets in an option strategy that includes the writing of put options on certain of the common stocks in the Fund’s portfolio. A put option gives the purchaser of the option the right to sell, and the writer (i.e., the Fund) of the option the obligation to buy, the underlying security during the option period at the strike price. To seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizable short-term or intermediate-term decline, the Fund may, to a limited extent (not more than 2% of its total assets) purchase put options or put option debit spreads (where another put option at a lower strike price is sold to offset the cost of the first put option) on broad-based securities indices (such as the S&P 500® Index, S&P MidCap 400® Index or other indices deemed suitable) or certain ETFs that trade like common stocks but represent such market indices. To seek to offset some of the risk of a larger potential decline in an individual holding due to a binary short-term company specific event, the Fund may, to a limited extent (not more than 2% of its total assets) purchase put options on individual equity holdings.
The Fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the Fund will participate near fully in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities. Therefore, the Fund’s investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
Equity Risk. The Fund is subject to equity risk. Equity risk is the risk that securities held by the Fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the circumstances and performance of companies whose securities the Fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Growth Investing Risk. The Fund may invest in common stocks issued by companies which, based upon their higher-than-average price-to-book ratios, are expected to experience greater earnings growth rates relative to other companies in the same industry or the economy as a whole. Securities of growth companies may be more volatile than other stocks. If the perception of a company’s growth potential is not realized, the securities purchased may not perform as expected. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, growth stocks may perform differently from the market as a whole and other types of securities.
Value Investing Risk. The Fund may invest in common stocks issued by companies which, based upon their lower-than-average price-to-book ratios, are believed to be undervalued or inexpensive relative to other companies in the same industry or the economy as a whole. These common stocks are considered undervalued or inexpensive on the basis of the issuer’s business and economic fundamentals or the securities’ current and projected credit profiles, relative to current market price. Such securities are subject to the risk of misestimating certain fundamental factors and will generally underperform during periods when value style investments are out of favor.
ETF Risks. The Fund may invest in other investment companies, including other ETFs. The Fund will experience similar risks with respect its holdings in ETFs as investing in a portfolio of equity securities or other investments underlying the ETF, although lack of liquidity in an ETF could result in it being more volatile than the underlying securities. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Actively-managed ETFs may not produce the desired result of its investment objective(s), meet relevant benchmarks or perform as well as other funds with similar objectives. As a shareholder in other ETFs, the Fund bears its proportionate share of each ETF’s expenses, subjecting Fund shareholders to duplicative expenses.
Mid Cap Risk. The Fund’s investments in midsize companies may entail greater risks than investments in larger, more established companies. Mid-capitalization companies tend to have narrower product lines, fewer financial resources, and a more limited trading market for their securities, as compared to larger companies. They may also experience greater price volatility than securities of larger capitalization companies because growth prospects for these companies may be less certain and the market for such securities may be smaller. Some growth-oriented companies may not
ETF-CVRD SPRO 0823    Madison Covered Call ETF | 2

have established financial histories; often have limited product lines, markets, or financial resources; may depend on a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.
Foreign Security and Emerging Market Risk. Investments in foreign securities, including investments in ADRs and emerging market securities, involve risks relating to currency fluctuations and to political, social, and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Derivatives Risk. The risk that loss may result from investments in options, forwards, futures, swaps and other derivatives instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations.
Options Risk. Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Subadvisor to forecast market movements correctly. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying securities, changes in interest or currency exchange rates (including anticipated volatility), which in turn are affected by fiscal and monetary policies and by national and international political and economic events, and the remaining time to the options' expiration. At times, there may be significant differences between the securities and options markets that could result in an imperfect correlation between these markets. Additionally, the trading hours for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. The number of options which the Fund may write or purchase may be affected by options written or purchased by other clients of Madison or its affiliates.
Covered Call Strategy Risk. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. The Fund will have no control over the exercise of the option by the option holder and may lose the benefit from any capital appreciation on the underlying security. A number of factors may influence the option holder’s decision to exercise the option, including the value of the underlying security, price volatility, dividend yield and interest rates. To the extent that these factors increase the value of the call option, the option holder is more likely to exercise the option, which may negatively affect the Fund.
Covered Put Strategy Risk. As the writer of a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price. If the put option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. Additionally, while the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock. If a put option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option.
Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.
Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund's valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund's portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund's shares.
New Fund Risk. The Fund is new and has no performance history or assets as of the date of this prospectus. The Fund expects to have fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure, and in turn, the Fund’s returns for limited periods of time.
Market Risk. The share price of the Fund reflects the value of the securities it holds. If a security’s price falls, the share price of the Fund will go down (unless another security’s price rises by an offsetting amount). If the Fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.
Performance
The Fund does not have a performance history. Once available, the Fund’s performance information, and information that gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance, will be available on the Fund’s website at www.madisonfunds.com.
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

ETF-CVRD SPRO 0823    Madison Covered Call ETF | 3

Management
    Investment Advisor
    Madison Asset Management, LLC
    Investment Subadvisor
Toroso Investments, LLC
    Portfolio Managers
The Madison Covered Call ETF is co-managed by Ray DiBernardo, CFA, and Drew Justman, CFA. The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund.
Mr. DiBernardo, Vice President and Portfolio Manager/Analyst of Madison has co-managed the Fund since the Fund's inception in 2023. Mr. Justman, Vice President and Portfolio Manager/Analyst of Madison, has co-managed the Fund since the Fund's inception in 2023.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Individual shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).Recent information, including the Fund’s net asset value, market price, premiums and discounts, bid-ask spreads and the median bid-ask spread for the Fund’s most recent fiscal year, is available online at www.madisonfunds.com.
Tax Information
Distributions from the Fund may be taxed as ordinary income or long-term capital gains. Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.
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